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                                                                   EXHIBIT 10.23

                              AMENDMENT AGREEMENT

     This Amendment Agreement dated as of February 1, 1999 is entered into by and between Marshall Industries, a California corporation (the "Company") and Henry W. Chin, an individual (the "Executive").

     WHEREAS, the Company and the Employee have entered into that certain Change in Control Agreement dated as of August 26, 1997 (the "Change in Control Agreement").

     WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders to amend the Change in Control Agreement to provide the Executive with an additional year of benefits in the event of a change in control of the Company.

                                   AGREEMENT

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1.   Amendments. The Change in Control Agreement is hereby amended as follows:

     a.   Section 4(a) is amended by replacing the number "24" with the number
"36".

     b. Section 4(b) is amended by replacing the words "two times" with "three times" and the words "last two full fiscal years" with "last three full fiscal years".

     c. Section 5(a) is amended by replacing the words "two years" with "three years".

2. No Other Changes. Except for the changes specified in Section 1 above, all other provisions of the Change in Control Agreement will remain the same.

3. Miscellaneous Provisions. The provisions of Section 14 of the Change in Control Agreement are incorporated herein by reference.

     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

                                        MARSHALL INDUSTRIES

                                        By: /s/ ROBERT RODIN
                                            -----------------------------
                                        Name:
                                        Title:


                                        By:
                                            -----------------------------
                                        Name:
                                        Title:


                                        HENRY W. CHIN

                                        By: /s/ HENRY W. CHIN
                                            -----------------------------
                                        Name:
                                        Title: